Exhibit 32.2

Certification

Pursuant to 18 U.S.C. Section 1350, I, Donald G. DeBuck, Vice President and Chief Financial Officer of Computer Sciences Corporation (the Company), hereby certify that:

(1)  The Company’s Annual Report on Form 10-K for the year ended March 28, 2008 (the Report) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2008	/s/ Donald G. DeBuck
Donald G. DeBuck Vice President and Chief Financial Officer